                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

                  SECOND AMENDMENT, dated as of June 6, 1997 (this "Second Amendment"), to Credit Agreement, dated as of December 10, 1996, among BLOCK FINANCIAL CORPORATION, a Delaware Corporation (the "Borrower"), the Lenders parties thereto from time to time (individually, a "Lender", and collectively, the "Lenders") and MELLON BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, the "Agent") (as amended by that certain First Amendment to Credit Agreement dated as of April 10, 1997, the "Agreement").

                               W I T N E S S E T H

                  WHEREAS, the Borrower, the Lenders and the Agent desire to make certain amendments to the Agreement, including increasing the Committed Amounts of the Lenders to $1,000,000,000 and permitting Borrower to incur and become subject to certain Indebtedness and Guaranty Equivalents, in connection with consummation by the Borrower and the Guarantor of the transactions contemplated by that certain Stock Purchase Agreement entered into as of April 14, 1997, by and among Borrower, Guarantor, Fleet Holding Corp. and Fleet Financial Group, Inc.;

                  NOW THEREFORE, for and in consideration of the premises herein contained, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I

                                   Amendments

                  Section 1.01. Section 1.01 of the Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definition:

                           "Stock Purchase Agreement" shall mean that certain
                  Stock Purchase Agreement entered into as of April 14, 1997, by and among Borrower, Guarantor, Fleet Holding Corp., a Rhode Island corporation, and Fleet Financial Group, Inc., a Rhode Island corporation, pursuant to which Borrower will purchase from Fleet Holding Corp. all of the outstanding shares of capital stock of Option One Mortgage Corporation, a California corporation ("Option One"), held by Fleet Holding Corp. for the consideration and on the terms and conditions set forth therein.

                  Section 1.02. Section 2.02 of the Agreement is hereby amended by adding thereto after existing subsection (c) a new subsection (d), such subsection (d) to read in its entirety as follows:



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                           (d) Automatic Increase in Committed Amounts. The
                  Committed Amount of each Lender shall be increased to the Committed Amount for each such Lender set forth on Schedule 2.02(d) hereto on the date of the closing of the transactions contemplated by the Stock Purchase Agreement pursuant to
                  Section 3.1 of the Stock Purchase Agreement, with the effect that the aggregate of the Committed Amounts of all Lenders shall be $1,000,000,000 as of such date.

                  Section 1.03. Schedule 6.05 of the Agreement is hereby amended by adding thereto the following:

                  11. Any Guaranty Equivalent of Borrower which is given, made, incurred or assumed pursuant to Section 7.8(c) of the Stock Purchase Agreement.

                  12. Any Guaranty Equivalent of Borrower with respect to any Assured Obligation of Option One or any of Option One's wholly-owned Subsidiaries.

                  13. Credit facility for New York licensing purposes for Option One in an aggregate principal amount of $1,000,000.

                  Section 1.04. The signature pages of the Agreement are hereby amended by deleting each Committed Amount for each Lender set forth on the signature pages and replacing each such Committed Amount with the Committed Amount for each such Lender set forth on Schedule 2.02(d) to the Agreement.

                  Section 1.05. The Agreement is hereby amended by adding thereto Schedule 2.02(d), as forth as Schedule 2.02(d) attached to this Second Amendment.

                                   ARTICLE II

                           Conditions to Effectiveness

                  Section 2.01. This Second Amendment shall become effective upon the satisfaction of the following conditions precedent:

                  (a) This Second Amendment shall have been executed and delivered by the Borrower, the Agent and each of the Lenders. The Guarantor shall have executed and delivered the Consent to this Second Amendment in the form of Exhibit A to this Second Amendment.

                  (b) The Agent shall have received, with an executed counterpart for each Lender, a legal opinion of counsel to the Borrower and the Guarantor, in form satisfactory to the Agent, to substantially the effects (but with respect to this Second

                                      -2-


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Amendment, the consent of the Guarantor with respect hereto and the Agreement as amended hereby) contained in the opinion dated December 10, 1996 delivered in connection with the execution and delivery of the Agreement.

                  (c) The Agent shall have received, with an executed counterpart for each Lender, certificates from such officers of the Borrower and the Guarantor as to such matters as the Agent may request.

                                   ARTICLE III

                                  Miscellaneous

                  Section 3.01. (a) The Lenders hereby authorize and direct the Agent to enter into this Second Amendment.

                  (b) Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect. This Second Amendment may be executed in one or more counterparts and all such counterparts taken together shall constitute one and the same instrument.

                  (c) THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

                  (d) The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments to, consents to or modifications of any term or provision of the Agreement or any other Loan Document or instrument referred to therein. The Agreement, as amended hereby, shall continue in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

ATTEST:                                  BLOCK FINANCIAL CORPORATION

By---------------------------            By---------------------------
Title:                                   Title:

[Corporate Seal]

                                         MELLON BANK, N.A., as Lender and
                                         Swing Line Lender and as Agent

                                         By---------------------------
                                         Title:

                            THE BANK OF TOKYO-MITSUBISHI,
                            LTD., CHICAGO BRANCH


                            By---------------------------
                            Title:

                            THE CHASE MANHATTAN BANK

                            By---------------------------
                            Title:

                            CIBC INC.

                            By---------------------------
                            Title:

                            COMERICA BANK

                            By---------------------------
                            Title:

                            COMMERCE BANK, N.A.

                            By---------------------------
                            Title:

                            CREDIT LYONNAIS CHICAGO BRANCH

                            By---------------------------
                            Title:

                            CAISSE NATIONALE DE CREDIT AGRICOLE

                            By---------------------------
                            Title:

                            THE FIRST NATIONAL BANK OF CHICAGO

                            By---------------------------
                            Title:

                            THE FUJI BANK, LIMITED

                            By---------------------------
                            Title:

                            THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                            By---------------------------
                            Title:

                            ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA

                            By---------------------------
                            Title:


                            SOCIETE GENERALE

                            By---------------------------
                            Title:

                            TORONTO DOMINION (TEXAS), INC.

                            By---------------------------
                            Title:

                            THE YASUDA TRUST & BANKING CO., LTD.

                            By---------------------------
                            Title:

                                      -6-